RFC RURBAN FINANCIAL CORP.

27th Annual Meeting of Shareholders

April 22, 2010

Welcome and Call To Order

Mark A. Klein

President and CEO
Rurban Financial Corp. and
The State Bank and Trust Company

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Annual Meeting Agenda

- Introductions
- Chairman's Remarks
- Rurban Overview
- Rurban's Progress and Strategy
- RDSI Update
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Special Guests

- BKD, LLP – Craig Liechty
- Plante Moran – Bob Funke
- Vorys, Sater, Seymour & Pease, LLP – Tony Weis
- Weaner, Zimmerman, Bacon, Yoder & Hubbard, Ltd. – Stan Yoder, Steve Hubbard

RFC RURBAN FINANCIAL CORP.

Anthony V. Cosentino



- Chief Financial Officer for Rurban and The State Bank and Trust Company
- 25 year financial executive with experience in regional and community banks
- BS-Miami; MBA-Ohio State
- Certified Public Accountant
- Will be relocating to the Defiance community

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Executive Management

- Reliance Financial Services President – Craig A. Kuhlman
- Senior Lender – Jonathan R. Gathman
- Chief Retail Officer – Steven R. Grube
- Regional President, Lima – David A. Anderson
- Regional President, Columbus – David A. Homoelle
- Regional President, Toledo – John A. Kendzel
- Regional President, Fort Wayne – David L. Schnepp
- Market Executive, Fulton and Williams County - Ryan D. Miller

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Management

- Head of Operations – Michael D. Ebbeskotte
- Chief Deposit Officer – Kristen K. Nusbaum
- Residential Real Estate – Pamela Benedict
- Residential Real Estate, Columbus – Steven J. Watson

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
SB&T - Advisory Board Members

Fulton County
James M. McDonnall
Virginia E. Neuenschwander
Edward L. Nofziger
Joseph P. O'Neil
Joseph D. Short
Samuel V. Witt

Lima Region
Dr. Patrick A. Chaney
Joseph T. Guagenti
Ronald R. Miller
Timothy J. Stolly

Paulding County
Floyd F. Furrow
John H. Kauser
Dr. John M. Saxton
Ronda J. Stabler
Rex L. Williamson

Williams County
Alan E. Fiser
Jerry D. Kneipp
William G. Martin
Glen L. Newcomer
Richard L. Reed
Michael W. Spangler

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Annual Meeting Agenda

- Introductions
- **Chairman's Remarks**
- Rurban Overview
- Rurban's Progress and Strategy
- RDSI Update
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Director Overview and Insight

Steven D. VanDemark

- Chairman, Rurban Financial Corp.
- Chairman, The State Bank and Trust Company
- Director, RDSI

Rurban Financial Corp.
Board of Directors

2010

Thomas M. Callan
Richard L. Hardgrove*
Mark A. Klein
Steven D. VanDemark*

2011

John R. Compo
Robert A. Fawcett, Jr.
Gaylyn J. Finn
Rita A. Kissner

2012

Thomas A. Buis
Kenneth A. Joyce
Thomas L. Sauer
Dr. J. Michael Walz*

* Indicates RDSI Board Member

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Director Committees

- Audit Committee
  - Chairman: Rita A. Kissner
  - Financial Expert: Richard L. Hardgrove
- Compensation Committee
  - Chairman: Dr. J. Michael Walz
- Governance and Nominating Committee
  - Chairman: Thomas A. Buis
- Loan Review Committee
  - Chairman: Thomas M. Callan

RFC RURBAN FINANCIAL CORP.

Mark A. Klein
President and CEO

Anthony V. Cosentino
CFO

Rurban Financial Corp. and
The State Bank and Trust Company

Rurban Financial Corp.
Annual Meeting Agenda

- Introductions
- Chairman's Remarks
- **Rurban Overview**
- Rurban's Progress and Strategy
- RDSI Update
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Profile

- Headquartered in Defiance, Ohio
- Listed on NASDAQ Global Market: RBNF
- Nineteen (19) Banking Centers and a Loan Production Office in seventeen communities in Ohio and Indiana
- $673 million in assets at December 31, 2009
- Two wholly-owned subsidiaries:
  - The State Bank and Trust Company (community banking) including Reliance Financial Services
  - RDSI (data and item processing for banks)

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Annual Meeting Agenda

- Chairman's Remarks
- Rurban Overview
- **Rurban's Progress and Strategy**
- RDSI Update
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Net Income and Earnings Per Share



Net Income
EPS
Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.15
$0.55
$0.65
$1.06
$0.07
$0.7
$2.8
$3.3
$5.2
$0.4
2005
2006
2007
2008
2009
Net Income
EPS

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Asset Quality



NPAs / Assets
NCO / Avg. Loans
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.67%
2.40%
0.70%
0.33%
1.10%
0.07%
1.00%
0.19%
3.02%
0.84%
2005
2006
2007
2008
2009

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Asset Quality



Loan Loss Reserve / Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.44%
1.00%
1.03%
1.12%
1.55%
2005
2006
2007
2008
2009

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp.
Efficiency Ratio



The State Bank vs. Ohio Averages
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
95%
67%
88%
69%
80%
72%
72%
73%
74%
73%
2005
2006
2007
2008
2009
The State Bank and Trust Company
Ohio Average*

* KBW Report – Ohio Publicly Traded Banks Peer Analysis, Ohio Averages

RFC RURBAN FINANCIAL CORP.

Mark Klein

Focus on Our Future

Rurban Financial Corp.
Return on Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.16%
0.89%
0.50%
0.87%
0.59%
0.71%
0.91%
0.38%
0.06%
0.27%
2005
2006
2007
2008
2009
Rurban
Ohio Average

* KBW Report – Ohio Publicly Traded Banks Peer Analysis, Ohio Averages

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Earnings – Excluding LLP



Net Income
Excludes Loan Loss Provision and Holding Company Expenses
EPS
Millions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.50
$0.74
$0.72
$1.04
$1.21
$2.5
$3.7
$3.6
$5.1
$5.9
2005
2006
2007
2008
2009
Net Income
EPS

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Residential Mortgage Production


Servicing Portfolio at Year-End 2009 was $208 Million
$250
$200
$150
$100
$50
$0
$2
$18
$38
$43
$226
2005
2006
2007
2008
2009
Residential Mortgage Production

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company Referrals


2,500
2,000
1,500
1,000
500
0
431
134
860
289
1,330
401
2,242
1,050
2006
2007
2008
2009
Referrals
Closed Referrals

RFC RURBAN FINANCIAL CORP.

The State Bank and Trust Company

- 2010 and beyond
  - Strong Strategic Planning Process
    - Reestablish Consistent Growth in Earnings
    - Improving Asset Quality
    - Preserving Capital
    - Improving Expense Control
    - Continual Expansion of Mortgage Volume
    - Strategic Acquisitions that are Immediately Accretive
    - Process Improvement
    - Expand Sales Culture

Rurban Financial Corp.
Annual Meeting Agenda

- Introductions
- Chairman's Remarks
- Rurban Overview
- Rurban's Progress and Strategy
- **RDSI Update**
- Election Results
- Questions

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

Kenneth A. Joyce

President and CEO

RDSI

RDSI Directors.

- Daniel W. Farrell, Jr. Chairman
- Kenneth A. Joyce
- Donald E. DeWitt
- Richard L. Hardgrove
- John W. Schock
- Steven D. VanDemark
- Dr. J. Michael Walz

RDSI

RDSI Management Team.

- William C. Brandt
- James M. Bremer
- Jon A. Brenneman
- Timothy Pearson
- Gary A. Saxman
- Jeffrey D. Sewell
- Duane L. Sinn

RDSI

Ken Joyce.

- Executive Vice Chairman Rurban Financial Corp.
- Transitioning to RDSI upon RDSI Spin-off
- Provides a consulting role with RFC through year-end 2010
- Chief Executive Officer of RDSI since 1997

RDSI

RDSI Overview.

- Founded in 1964 and incorporated in 1976 as RDSI
- Providing Data Processing and Item Processing Services
- Partnered with Fiserv/ITI in 1994
- Entered a strategic partnership with **New Core Banking Systems** in 2009
- Servicing with Single Source™ exclusively beginning 2011

RDSI

New Core Banking Systems.

- Incorporated in December, 2004 as a privately held company
- Sales and technical office in Birmingham, AL
- Every employee has an ownership stake and an average of 18+ years of banking experience
- Proven ability to grow a mission critical banking product from inception to maturation
- Responsible for the design and development of Single Source™ Software

RDSI

Single Source Software Architecture.


Loans
Deposits
General Ledger
Portfolio
Touch points

RDSI

Product Development.


Vendors
Bank
RDSI
Best of Breed Products

RDSI Spinoff.

- Rurban Financial Corp. intends to spin-off RDSI
- Executing the Spin-off is at the sole discretion of the Rurban Board of Directors
- At the Spin-off, Rurban Shareholders will receive one share of RDSI for each share of Rurban
- Rurban Shareholders will continue to hold their Rurban Shares
- After the Spin-off, each shareholder will have one share of Rurban and one share of RDSI

RDSI

Rurban Financial Corp.
Annual Meeting Agenda

- Chairman's Remarks
- Rurban Overview
- Rurban's Progress and Strategy
- RDSI Update
- **Election Results**
- Questions

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Questions?